EXHIBIT 10.1


                            SHARE PURCHASE AGREEMENT

                AGREEMENT made as of the 1st day of November 2003

AMONG:

      YUKON GOLD CORPORATION, INC., a corporation incorporated under the laws of the State of Delaware (the "CORPORATION").


                                      -and-

      THE FOUNDING SHAREHOLDERS as described herein and listed on Schedule "A"

                                      -and-

      YUKON GOLD CORP. ("YUKON") an Ontario corporation

                                      -and-

      MEDALLION CAPITAL CORP. ("MEDALLION"), a corporation incorporated under the laws of the Province of Ontario.


      WHEREAS the Corporation wishes to acquire from the Founding Shareholder all of the common shares of Yukon held by the Founding Shareholder;

      AND WHEREAS the Founding Shareholders wish to sell their shares of Yukon to the Corporation.

      AND WHEREAS Medallion shall act as the agent for the Parties to complete the Share Purchase.

      NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree with each other as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1 In this Agreement, unless there is something in the context or subject matter inconsistent therewith;

      (a) "CLOSING" means the completion of the transactions contemplated by this Agreement which shall take place on the Closing Date at the offices of Medallion at Suite 408, 347 Bay St. Toronto, ON

      (b) "CLOSING DATE" means November 15, 2003, unless otherwise agreed by the parties;

      (c) "PERSON" means any individual, Corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative;

      (D)   "PARTY" or "PARTIES" means the parties to this agreement.

      (e) "PURCHASED SHARES" or "PURCHASED SHARE" means the 3,000,000 common shares of Yukon held by the Founding Shareholders;

1.2 HEADINGS. Article and Section headings contained in this Agreement are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not be considered part of this Agreement or affect the construction or interpretation of any provision hereof.

                                   ARTICLE II

                           PURCHASE AND SALE OF SHARES

2.1 The Founding Shareholders agrees to sell, and the Corporation agrees to purchase, the Purchased Shares on Closing for a consideration of $100,000.00 (Canadian) (the "Purchase Money") in the aggregate, which shall be satisfied by delivery of $0.0333 per Purchased Share for each common share delivered by each of the Founding Shareholders, that number of Purchased Shares being set out opposite the Founding Shareholders name in Schedule A hereto.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation represents and warrants to the other Parties as follows, and acknowledges that the other Parties are relying upon such representations and warranties in connection with the transactions contemplated in this Agreement:

      (A) STATUS AND CAPACITY. The Corporation is a corporation incorporated and subsisting under the laws of the State of Delaware and has all requisite corporate power to own its properties and conduct its business as presently being conducted by it.


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

      (B) DUE AUTHORIZATION. The Corporation has full legal capacity and corporate power to enter into this Agreement and to take, perform or execute all proceedings, acts and instruments necessary or advisable to consummate the actions and transactions contemplated in this Agreement; all necessary corporate action has been taken or will be taken by, or on the part of the Corporation to authorize the execution of such proceedings, acts and instruments as are necessary or advisable for consummating the actions and transactions contemplated in this Agreement and for fulfilling its obligations hereunder.

      (C) ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of the Corporation and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization or other laws relating to the enforcement of creditors' rights generally.

      (D) ABSENCE OF CONFLICT. Neither the execution, nor delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with and fulfillment of the terms and provisions of this Agreement will:

            (i) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under: (1) the constating documents or by-laws of the Corporation; or (2) any instrument, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which the Corporation is a party or by which it is bound; or

            (ii) require any affirmative approval, consent, authorization or other order or action by any court, governmental authority or regulatory body or by any creditor of the Corporation or any party to any agreement to which the Corporation is a party or by which it is bound.

3.2 REPRESENTATIONS AND WARRANTIES OF THE FOUNDING SHAREHOLDERS. The Founding Shareholders represent and warrant to the other Parties as follows, and acknowledges that the other Parties are relying upon such representations and warranties in connection with the transactions contemplated in this Agreement:

      (A) DUE AUTHORIZATION. Each of the Founding Shareholders has the full legal capacity to enter into this Agreement and to take, perform or execute all proceedings, acts and instruments necessary or advisable to consummate the other actions and transactions contemplated in this Agreement and to fulfill their respective obligations under this Agreement; all necessary action has been taken by or on the part of the Founding Shareholder to authorize the execution and delivery of this Agreement, and the taking, performing or executing of such proceedings, acts and instruments as are necessary or advisable for consummating the other actions and transactions contemplated in this Agreement and fulfilling their respective obligations under this Agreement.

      (B) ENFORCEABILITY. This Agreement has been duly executed and delivered by each of the Founding Shareholders and this Agreement constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization or other laws relating to the enforcement of creditors' rights generally.

      (C) ABSENCE OF CONFLICT. Neither the execution, nor delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with and fulfillment of the terms and provisions of this Agreement will:

            (i) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under: any instrument, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which the Founding Shareholder is a party or by which the Founding Shareholder is a party or by which it is bound; or

            (ii) except as otherwise described herein, require any affirmative approval, consent, authorization or other order or action by any court, governmental authority or regulatory body or by any creditor of the Founding Shareholder or any party to any agreement to which the Founding Shareholder is a party or by which the Founding Shareholder is bound.

      (D) WARRANTY OF TITLE. Each of the Founding Shareholder has all right, title and interest to the Purchased Shares to be transferred by it to the Corporation in accordance with Section 2.1 hereof, free and clear of all charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever except as set out herein.

      (E) OPTIONS, ETC. No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, or obligations of any nature, for the purchase of any of the Purchased Shares.

      (F) AUTHORIZED AND ISSUED CAPITAL. All of the Purchased Shares have been fully paid for by the Founding Shareholder and are outstanding as fully paid and non-assessable shares of Yukon.

3.3   REPRESENTATIONS AND WARRANTIES OF YUKON

      (A) STATUS AND CAPACITY. The Corporation is a corporation incorporated and subsisting under the laws of the Province of Ontario and has all requisite corporate power to own its properties and conduct its business as presently being conducted by it.

      (B) DUE AUTHORIZATION. Yukon has the full legal capacity to enter into this Agreement and to take, perform or execute all proceedings, acts and instruments necessary or advisable to consummate the other actions and transactions contemplated in this Agreement and to fulfill their respective obligations under this Agreement; all necessary action has been taken by or on the part of Yukon to authorize the execution and delivery of this Agreement, and the taking, performing or executing of such proceedings, acts and instruments as are necessary or advisable for consummating the other actions and transactions contemplated in this Agreement and fulfilling their respective obligations under this Agreement.

      (C) ENFORCEABILITY. This Agreement has been duly executed and delivered by Yukon and this Agreement constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization or other laws relating to the enforcement of creditors' rights generally.

      (D) ABSENCE OF CONFLICT. Neither the execution, nor delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with and fulfillment of the terms and provisions of this Agreement will:

            (i) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under: any instrument, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which Yukon is a party or by which Yukon is a party or by which it is bound; or

            (ii) except as otherwise described herein, require any affirmative approval, consent, authorization or other order or action by any court, governmental authority or regulatory body or by any creditor of Yukon or any party to any agreement to which Yukon is a party or by which Yukon is bound.

      (E) WARRANTY OF TITLE. Each of the Founding Shareholder has all right, title and interest to the Purchased Shares to be transferred by it to the Corporation in accordance with Section 2.1 hereof, free and clear of all charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

      (F) AUTHORIZED AND ISSUED CAPITAL. All of the Purchased Shares have been validly allotted and issued to the Founding Shareholder and are outstanding as fully paid and non-assessable shares of Yukon.

      (G) SHARE REGISTRY All of the Founding Shareholders share have been recorded in book entry form only and no certificates have been delivered to the Founding Shareholders. Yukon shall deliver a share certificate on closing representing the total Purchased Shares.

3.4   REPRESENTATIONS AND WARRANTIES OF MEDALLION

      (A) STATUS AND CAPACITY. Medallion is a corporation incorporated and subsisting under the laws of the Province of Ontario and has all requisite corporate power to own its properties and conduct its business as presently being conducted by it.

      (B) DUE AUTHORIZATION. Medallion has full legal capacity and corporate power to enter into this Agreement and to take, perform or execute all proceedings, acts and instruments necessary or advisable to consummate the actions and transactions contemplated in this Agreement; all necessary corporate action has been taken or will be taken by, or on the part of Medallion to authorize the execution of such proceedings, acts and instruments as are necessary or advisable for consummating the actions and transactions contemplated in this Agreement and for fulfilling its obligations hereunder.

      (C) ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Medallion and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization or other laws relating to the enforcement of creditors' rights generally.

      (D) ABSENCE OF CONFLICT. Neither the execution, nor delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with and fulfillment of the terms and provisions of this Agreement will:

            (i) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under: (1) the constating documents or by-laws of the Medallion; or (2) any instrument, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which Medallion is a party or by which it is bound; or

            (ii) require any affirmative approval, consent, authorization or other order or action by any court, governmental authority or regulatory body or by any creditor of Medallion or any party to any agreement to which Medallion is a party or by which it is bound.

3.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, representations and warranties of the Parties contained in this Agreement and in any document or certificate given pursuant hereto shall survive the Closing, provided that such representations and warranties shall only survive for a period of twelve (12) months from the Closing. After which time, if prior to the expiry of the applicable warranty period, no claim shall have been made hereunder by a party with respect to any in correctness in or breach of any such representation or warranty made herein by the other party, then such other party or parties, as applicable, shall have no further liability hereunder with respect to such representation or warranty.

                                   ARTICLE 1V

                                     CLOSING

4.1   AT CLOSING,

      (a) The Corporation shall on or before Closing deliver, or cause to be delivered, to Medallion the Purchase Money:

      (b)   Medallion shall on the Closing deliver

            (i) to each of the Founding Shareholders that portion of the Purchase Money as set out opposite their name on Schedule A and payable to the Founding Shareholder or as they may direct

      (c)   Yukon shall deliver to the Corporation:

            (i) a duly issued, fully paid and non assessable share certificate representing the Purchased Shares;

            (ii) certified copies of extracts from directors' resolutions, and written evidence of such other approvals or consents as are required under the constating documents of Yukon to validly conclude the transactions contemplated hereunder; and

            (iii) such other certificates, agreements or other documents as may reasonably be required by the Corporation to give full effect to this Agreement.

      (d)   The Founding Shareholders shall each deliver on the Closing:

            (i) the direction attached hereto as Schedule B fully executed directing Yukon to deliver their Purchase Shares to the Corporation, and

            (ii) such other certificates, agreements or other documents as may reasonably be required by Yukon or the Corporation to give full effect to this Agreement.


                                    ARTICLE V

                                     GENERAL

5.1 EXPENSES. All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions or contemplated hereby shall be paid by the Party incurring such expenses.

5.2 TIME OF THE ESSENCE. Time shall be of the essence hereof.

5.3 FURTHER ASSURANCES. The Parties hereto shall with reasonable diligence do all such things and provided all such reasonable assurances as may be required to consummate the transactions contemplated hereby, and each Party shall execute and deliver such other documents, instruments, papers and information as may be reasonably requested by the other Party hereto in order to carry out the purpose and intent of this Agreement.

5.4 LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The Parties hereby attorn to the non-exclusive jurisdiction of the Courts of Ontario in any dispute that may arise hereunder.

5.5 ENTIRE AGREEMENT. This Agreement, together with the agreements and other documents to be delivered pursuant hereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supercede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth herein and therein. This Agreement may not be amended or modified in any respect except by written instrument signed by the Parties.

5.6 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof of herein contained, and this Agreement shall be construed as if such, invalid or unenforceable provision or covenant were omitted.

5.7 WAIVERS. The Parties hereto may, by written agreement: (i) extend the time for the performance of any of the obligations or other acts of the Parties hereto; (ii) waive any inaccuracies in the warranties, representations, covenants or other undertakings contained in this Agreement or in any document or certificate delivered pursuant to this Agreement; or (iii) waive compliance with or modify any of the warranties, representations, covenants or other undertakings or obligations contained in this Agreement and waive or modify performance by any of the Parties thereto.

5.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such facsimile copies shall constitute enforceable original documents.

5.9 ENUREMENT. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the Parties hereto.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first set out above.



FOUNDING SHAREHOLDERS



         /s/ Peter Slack                         YUKON GOLD CORPORATION, INC.
------------------------------------
         Peter Slack                             Per:      /s/ J. Paul Hines
                                                     Authorized Signing Officer

         /s/ John Slack
------------------------------------             YUKON GOLD CORP.
         John Slack
                                                 Per:      /s/ Stafford Kelley
                                                     Authorized Signing Officer
         /s/ Kathleen Young
------------------------------------
         Kathleen Young                          MEDALLION CAPITAL CORP.

                                                 PER:      /s/ Stafford Kelley
         /s/ Carol Slack                             Authorized Signing Officer
------------------------------------
         Carol Slack


         /s/ Wendy Slack
------------------------------------
         Wendy Slack


         /s/ J. Malcolm Slack
------------------------------------
         J. Malcolm Slack


         /s/ Richard Ewing
------------------------------------
         Richard Ewing


         /s/ Robert Wagner
------------------------------------
         Robert Wagner


         /s/ James B. Smith
------------------------------------
         James B. Smith


         /s/ Stafford K. Kelley
------------------------------------
         Stafford K. Kelley


         /s/ Warren Holmes
------------------------------------
         Warren Holmes

                                  SCHEDULE "A"


         Name                                        No. of Shares      Sale Price
Mr. Peter Slack
5954 Winston Churchill Blvd
Alton, ON  L0N 1A0                                     150,000           $ 5,000

Mr. John Slack
Box 100
Hillsborough, ON  N0B 1Z0                              150,000           $ 5,000

Ms. Kathleen Young
RR#1, 5918 10th Line
Erin, ON  N0B 1T0                                      150,000           $ 5,000

Ms. Carol Slack
5920 Winston Churchill Blvd. RR#1
Erin, ON  N0B 1T0                                      150,000           $ 5,000

Ms. Wendy Slack
#510 4550 47 Street S.W
Calgary, AB  T3E 6W5                                   150,000           $ 5,000

Mr. J. Malcolm Slack
5920 Winston Churchill Blvd. RR#1
Erin, ON  N0B 1T0                                      120,000           $ 4,000

Mr. Richard Ewing
Box 111
Mayo, YT  M0B 1M0                                      382,500           $12,750

Mr. Robert Wagner
Site 1, Box 7
Keno City, YT  Y0B 1J0                                 127,500           $ 4,250

Mr. James B. Smith
2726 Mara Drive
Coquitlam, BC  V3C 5R9                                 120,000           $ 4,000


Mr. Stafford K. Kelley
146 Trelawn Avenue
Oakville, ON  L6J 4R2                                  750,000           $25,000

Mr. Warren Holmes
C/o Nuinsco Resources
110-940 The East Mall
Toronto, ON  M9B 6J7                                   750,000           $25,000

                                  SCHEDULE "B"

                                    DIRECTION

      Made this 1st day of November 2003

To Yukon Gold Corp.:

      The undersigned has agreed to sell his/her common shares (the "Shares") of Yukon Gold Corp. to Yukon Gold Corporation, Inc. in accordance with the terms of the Share Purchase Agreement dated November 1, 2003.

      The undersigned hereby surrenders his/her Shares for cancellation as of the Closing Date of the Share Purchase Agreement and irrevocably directs you to deliver an equal number of common shares to Yukon Gold Corporation, Inc. on the Closing Date.


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                Signature


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                Print Name



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